UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 16, 2007

Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 Eighth Avenue
New York, New York 10011

(Address of principal executive offices, including zip code)
(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          All statements contained in this Current Report or in the exhibits furnished with this Current Report, other than statements of historical fact, are forward-looking statements, including those regarding: WebMD’s preliminary third quarter results and other preliminary measures of WebMD’s performance for that quarter (which reflect what WebMD currently expects to report and are subject to adjustment); WebMD’s future financial results and other measures of WebMD’s future performance; market opportunities and WebMD’s ability to capitalize on them; the benefits expected from the agreements with Yahoo! referred to in this Current Report, from new products or services and from other potential sources of additional revenue; and explorations of alternatives that could allow HLTH Corporation’s stockholders to have a more direct investment in WebMD. These statements speak only as of the date of this Current Report, are based on our current plans and expectations, and involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of WebMD’s products and services; relationships with customers and strategic partners; changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet and information technology industries; and the feasibility of alternatives to allow HLTH Corporation’s stockholders to have a more direct investment in WebMD. Further information about these matters can be found in our other Securities and Exchange Commission filings. Except as required by applicable law or regulation, we do not undertake any obligation to update our forward-looking statements to reflect future events or circumstances.

Item 2.02. Results of Operations and Financial Condition
     On October 16, 2007, we issued a press release announcing preliminary results for the quarter ended September 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report. Exhibit 99.2 to this Current Report contains Annex A to the press release, which provides reconciliations of non-GAAP financial measures to GAAP financial measures. Exhibit 99.3 to this Current Report contains Annex B to the press release, which is titled “Explanation of Non-GAAP Financial Measures.” Exhibits 99.1, 99.2 and 99.3 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     The information included in Exhibits 99.1 and 99.2 is preliminary. During our closing process and preparation of final consolidated financial statements and related notes, we may identify items that would require us to make adjustments to amounts reflected in the preliminary results included in those exhibits.
Item 7.01. Regulation FD Disclosure
     On October 16, 2007, WebMD and Yahoo! Inc. issued a press release announcing their entry into search and advertising distribution agreements (which agreements were also referred to in Exhibit 99.1 and are described in Item 8.01 below). A copy of the press release is attached as Exhibit 99.4 to this Current Report. Exhibits 99.1 and 99.4 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall they be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events
     Search Agreement. WebMD has entered into an agreement (the “Search Agreement”), effective November 1, 2007, with Overture Services, Inc., a wholly owned subsidiary of Yahoo! Inc., a global internet company. Under the Search Agreement, WebMD has agreed to exclusively use Yahoo!’s sponsored search results product (which delivers paid advertisements in search results) across the WebMD network of consumer sites, including WebMD Health (www.webmd.com), MedicineNet, eMedicine Health and RxList. In addition, WebMD has agreed to exclusively use Yahoo!’s contextual advertising product, which delivers advertisements to the WebMD network based on the content that appears on designated web pages, subject to Yahoo! meeting certain requirements. WebMD has also agreed to exclusively use Yahoo!’s algorithmic Web search product. Under the Search Agreement, WebMD will share revenues with Yahoo! based upon the amounts received by Yahoo! from advertisers for sponsored search results and for contextual advertisements that appear on the WebMD sites. The term of the Search Agreement is four years starting November 1, 2007, subject to earlier termination in certain circumstances, including by a party in the event of an uncured material breach by the other party of its terms, or by either party upon a change of control of WebMD involving specified third parties. In addition, Yahoo! has the right to extend the Search Agreement for an additional one year after the initial 4-year term if it has not sooner terminated, if a certain minimum number of site search requests are not submitted by WebMD during the initial 4-year term.
     Advertising Distribution Agreement. In addition, WebMD and Yahoo! have also entered into an advertising distribution agreement (the “Distribution Agreement”), effective November 1, 2007, pursuant to which WebMD will be permitted to sell advertisements to third parties for display on Yahoo! owned and operated Web sites and certain third-party Web sites (“Yahoo! Properties”). WebMD’s rights to sell such inventory are exclusive against certain other online health publishers. Under the Distribution Agreement, WebMD may extend its advertising reach to include WebMD users across the Yahoo! Properties and sell advertising for display on the Yahoo! Properties. The Distribution Agreement includes mutual restrictions on the use of end-user data of a party received by the other party. Under the Distribution Agreement, WebMD will pay Yahoo! a specified percentage of advertising revenues for advertisements sold by WebMD and displayed on the Yahoo! Properties. During the term of the Distribution Agreement, if WebMD does not achieve certain minimums, Yahoo! may elect to terminate the exclusivity provisions. The term of the Distribution Agreement is four years starting November 1, 2007, subject to earlier termination in certain circumstances, including by a party in the event of a material breach by the other party of its terms, or by Yahoo! in the event of a change of control of WebMD involving specified third parties.

Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
          The following exhibits are furnished herewith:

Exhibit
Number	Description

99.1	Press Release, dated October 16, 2007, regarding the Registrant’s preliminary results for the quarter ended September 30, 2007

99.2	Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures (Annex A to Exhibit 99.1)

99.3	Explanation of Non-GAAP Financial Measures (Annex B to Exhibit 99.1)

99.4	Press Release, dated October 16, 2007, regarding the Registrant’s entry into search and advertising distribution agreements with Yahoo! Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: October 17, 2007	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated October 16, 2007, regarding the Registrant’s preliminary results for the quarter ended September 30, 2007

99.2	Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures (Annex A to Exhibit 99.1)

99.3	Explanation of Non-GAAP Financial Measures (Annex B to Exhibit 99.1)

99.4	Press Release, dated October 16, 2007, regarding the Registrant’s entry into search and advertising distribution agreements with Yahoo! Inc.